UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

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CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 27, 2020

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TURNKEY CAPITAL, INC.

(Exact name of registrant as specified in its charter)

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Nevada	333-186282	33-1225521
(State or Other Jurisdiction	(Commission	(I.R.S. Employer
of Incorporation)	File Number)	Identification No.)

2929 East Commercial Blvd., PH-D, Fort Lauderdale, FL 33308

(Address of Principal Executive Office) (Zip Code)

954-440-4678

(Registrant’s telephone number, including area code)

N/A

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
N/A	N/A	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Sale of a Material Definitive Agreement.

As previously disclosed on September 13, 2019, TurnKey Capital, Inc. (the “Company”) entered into a Definitive Acquisition Agreement (the “TKCI DAA”) with Egg Health Hub, Inc., (“EGG”).  Pursuant to the TKCI DAA, EGG and the Company agreed to commence the negotiation and preparation of a definitive share exchange agreement (the “Definitive Agreement”) whereby EGG will exchange all of its issued and outstanding shares of common stock for shares of the Company’s common stock on a one-for-one basis, which upon the completion of such Definitive Agreement will constitute 70,000,000 shares of EGG’s issued and outstanding common stock. Upon completion of such Definitive Agreement, EGG will become a wholly owned subsidiary of the Company.

EGG is a brand new model for healthcare and wellness that brings together top physicians and wellness professionals into co-practicing communities with shared access to a full-stack technology platform – scheduling, billing, client acquisition, and telemedicine – and flexible access to beautiful office space designed to optimize both the physician and client experience. The Company believes this model creates a compelling new option for re-tenanting traditional shopping centers and mixed-use space that landlords see as a true traffic generator.

On July 27, 2020, the Company and MediXall Group, Inc. (“MediXall”), a related party, entered into an assignment of the TKCI DAA. As a result of the COVID-19 outbreak, the Company determined that the original opportunity that existed with EGG was no longer practical in the short-term. The Company and MediXall believed, however, that the EGG concept remained a viable concept on a virtual basis, and MediXall possesses the infrastructure and willingness to pursue this opportunity. In exchange for 1,000,000 shares of MediXall’s common stock, the Company assigned its interest in the TKCI DAA to MediXall.

The foregoing description of the terms of the assignment of the TKCI DAA is qualified in its entirety by reference to the provisions of the agreement filed as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference herein.

Item 9.01 — Financial Statements and Exhibits

(d) Exhibits

10.1	Definitive Acquisition Agreement dated July 27, 2020 between the Registrant and MediXall Group, Inc.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: July 29, 2020	TURNKEY CAPITAL, INC.

	By:	/s/ Timothy Hart
Timothy Hart,
Chief Financial Officer